UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2014

KiOR, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35213	51-0652233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13001 Bay Park Road Pasadena, Texas		77507
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 694-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2014, KiOR, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy. At the Annual Meeting, the proposals voted upon and the number of votes cast for or against or withheld, as well as the number of abstentions and broker non-votes as to such proposals, are stated below. The proposals are described in detail in KiOR’s proxy statement for the Annual Meeting, which was filed with the SEC on June 25, 2014 (the “Proxy Statement”).

Proposal 1—Election of Directors

The following directors were elected to serve one-year terms expiring at the 2015 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Fred Cannon	448,502,627	1,815,296	20,156,263
Samir Kaul	449,130,534	1,187,389	20,156,263
D. Mark Leland	448,584,123	1,733,800	20,156,263
Paul O’Connor	450,058,542	259,381	20,156,263
David J. Paterson	448,598,288	1,719,635	20,156,263
William Roach	448,563,761	1,754,162	20,156,263
Gary L. Whitlock	448,564,042	1,753,881	20,156,263

Proposal 2—Advisory Resolution to Approve Executive Compensation

The non-binding, advisory resolution to approve the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved.

For	Against	Abstentions	Broker Non-Votes
440,622,006	9,622,142	73,775	20,156,263

Proposal 3—Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, as described in the Proxy Statement, was approved.

For	Against	Abstentions	Broker Non-Votes
468,039,933	259,956	2,174,297	0

Proposal 4—Warrants under Loan and Security Agreement

The proposal to approve the warrants issued and issuable under the Loan and Security Agreement, dated as of January 26, 2012, by and among the Company, KiOR Columbus, LLC (“KiOR Columbus”), 1538731 Alberta Ltd. as agent and lender, 1538716 Alberta Ltd., as lender and KFT Trust, Vinod Khosla, Trustee (“KFT Trust”), as lender, as amended and the issuance of shares of the Company’s Class A common stock upon exercise of such warrants, as described in the Proxy Statement, was approved.

For	Against	Abstentions	Broker Non-Votes
449,791,771	135,360	390,792	20,156,263

Proposal 5—Senior Secured Convertible Promissory Note Purchase Agreement

The proposal to approve the current notes and equity issuable in the future under the Senior Secured Convertible Promissory Note Purchase Agreement, dated as of October 18, 2013, by and among the Company, KiOR Columbus, Khosla Ventures III, LP (“KV III”), KFT Trust and VNK Management, LLC as purchasers and KV III as agent for the purchasers, as amended, as described in the Proxy Statement, was approved.

For	Against	Abstentions	Broker Non-Votes
449,725,795	184,290	407,838	20,156,263

Proposal 6—Stock Purchase Agreement

The proposal to approve the equity issued and issuable under the Stock Purchase Agreement, dated as of October 18, 2013, by and between the Company and Gates Ventures, LLC, as described in the Proxy Statement, was approved.

For	Against	Abstentions	Broker Non-Votes
450,196,929	97,954	23,040	20,156,263

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiOR, Inc.

By:	/s/ Christopher A. Artzer
Christopher A. Artzer President, Interim Chief Financial Officer, General Counsel and Secretary

Date: August 11, 2014